UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 13, 2024

374WATER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41420	88-0271109
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

701 W Main Street, Suite 410 Durham, NC 27701

(Address of Principal Executive Offices) (Zip Code)

(440) 609-9677

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCWO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent applicable, the information set forth under Item 5.03 below is incorporated by reference as if fully set forth herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of 374Water Inc. (the “Company”) held on June 13, 2024, the Company’s stockholders approved the amendment and restatement of the Company’s 2021 Equity Incentive Plan (the “2021 EIP”) to increase the number of shares of its common stock authorized and issuable pursuant to the 2021 EIP Plan by 14,000,000 shares. A more complete description of the terms of the 2021 EIP and the amendment thereto can be found in “Proposal No. 3” on page 26 in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2024 (the “2024 Proxy Statement”), which description is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2024, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Bylaws (the “Bylaws”), effective immediately.

The Bylaws amendments include:

•	Modifying the Bylaws to reflect and conform to the current provisions of the Delaware General Corporation Law (the “DGCL”), including, but not limited to, provisions relating to the fixing of record dates, stockholder actions by written consent, the list of stockholders entitled to vote at stockholder meetings, and stock certificates;

•

Providing that in order for a person to be qualified to stand for election or re-election as a director such person must (i) in the case of an annual meeting of stockholders, no later than the close of business on the 90th day prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders, subject to certain exceptions as set forth in the Bylaws and (ii) in the case of a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting, no later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the date on which the special meeting is publicly announced, deliver, or cause to be delivered, to the Secretary of the Company (a) such person’s written consent to being named in a proxy statement relating to the meeting of stockholders at which directors are to be elected and to serve if elected, and (b) a completed and signed written questionnaire with respect to the background, qualifications, stock ownership and independence of such person (the form of which shall be provided by the Secretary within five business days following a written request therefor);

•	Providing that (i) for a person nominated for election or re-election as a director by a stockholder in accordance with the procedures set forth in the Company’s Amended and Restated Certificate of Incorporation to be qualified to stand for election or re-election, such stockholder must deliver certain representations to ensure compliance with the applicable requirements of Rule 14a-19 (“Rule 14a-19”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), within the time periods set forth above and (ii) such a nominee will be disqualified from standing for election or re-election as a director if such stockholder, any beneficial owner on whose behalf the nomination is submitted or any person who controls either of the foregoing stockholder or beneficial owner, director or indirectly, acts contrary to any such representations; and

•	Implementing other ministerial changes, clarifications, and other conforming revisions (collectively, the “Bylaws Amendments”).

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The foregoing description of the Bylaws Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders elected all the Company’s director nominees to the Board and approved all the Company’s proposals, which are more fully described in the 2024 Proxy Statement. The Company’s stockholders did not elect the stockholder's four director nominees to the Board or approve the stockholder proposal, which were presented by a stockholder at the Annual Meeting. The final votes on the proposals presented at the Annual Meeting are as follows:

Election of Directors.

Company’s Board Nominees:

	Votes For	Withheld

Marc Deshusses	111,538,919	1,071,393
Richard H. Davis	111,894,642	715,670
Deanna Rene Estes	74,917,276	38,087,139
Christian Gannon	75,136,798	37,866,258
Terry Merrell	74,556,703	38,447,712
Buddie Joe (BJ) Penn	70,717,337	41,894,333
James M. Vanderhider	75,133,379	37,871,036

Stockholder's Board Nominees:

	Votes For	Withheld

David Rurak	0	0
Usha Rao-Monari	0	0
Itzik Polad	0	0
Yaacov “Kobe” Nagar	0	0

Advisory vote on named executive officer compensation.

Votes For	Votes Against	Votes Abstaining

73,645,181	38,277,348	1,081,886

Amendment to increase the number of shares of common stock authorized and issuable under the 2021 EIP.

Votes For	Votes Against	Votes Abstaining

67,755,316	44,165,950	1,083,149

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Ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstaining

112,890,976	89,813	23,626

Stockholder proposal to reduce the size of the Board from seven directors to five directors.

Votes For	Votes Against	Votes Abstaining

0	113,004,415	0

Item 8.01 Other Events.

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders, the written proposal must be received by the Company by January 4, 2025 and comply with Rule 14a-8 of the Exchange Act.

Stockholders who intend to nominate a director to the Board or bring a proposal (that is not intended for inclusion in the Company’s proxy statement) at the Company’s 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting") must deliver or cause to be delivered the required notice of nomination or business proposal to the secretary of the Company no less than 60 days prior to the 2025 Annual Meeting, regardless of any postponements, deferrals or adjournments thereof; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the 2025 Annual Meeting is given or made, a stockholder must deliver or cause to be delivered such notice not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the 2025 Annual Meeting was mailed or the day on which such public disclosure was made. Any such director nomination or proposal must comply with the requirements set forth in the Company's Amended and Restated Certificate of Incorporation and in the case of director nominations to the Board, the qualifications set forth in the Bylaws, which are summarized under Item 5.03 above. Stockholders who intend to solicit proxies in support of director nominees to the Board other than the Company’s director nominees must comply with the requirements of Rule 14a-19, including, but not limited to, providing notice to the Company in accordance with Rule 14a-19(b) no later than March 15, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of 374Water Inc., dated as of June 19, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2024

/s/ Christian Gannon
Christian Gannon
Chief Executive Officer

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